UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2021

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 13, 2021, Finward Bancorp (“Finward”) held a Special Meeting of Stockholders (the “Special Meeting”), as a virtual-only meeting, pursuant to due notice, at which Finward’s stockholders approved all the proposals required to be submitted to Finward’s stockholders pursuant to the Agreement and Plan of Merger dated July 28, 2021 (the “Merger Agreement”) between Finward and Royal Financial, Inc. (“Royal Financial”).  Only holders of record of Finward’s common stock at the close of business on October 22, 2021 (the “Record Date”) were entitled to vote at the Special Meeting.  Holders of a total of 2,171,154 shares were present virtually or by proxy at the Special Meeting, constituting a quorum.

Finward’s stockholders voted on three proposals at the Special Meeting.  The proposals are described in detail in the joint proxy statement/prospectus of Finward and Royal Financial filed by Finward with the Securities and Exchange Commission (“SEC”) on November 4, 2021.  The final results of the vote regarding the proposals are set forth below.

Proposal 1: Merger Agreement Proposal.  Approval of the Agreement and Plan of Merger dated July 28, 2021 by and between Finward and Royal Financial.  The proposal, having received the affirmative vote virtually or by proxy of holders of a majority of the issued and outstanding shares of Finward common stock, was declared to be duly adopted by the stockholders of Finward.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,152,803	16,559	1,792	0

Proposal 2: Shares Issuance Proposal.  Approval of the issuance of up to 803,120 shares of Finward common stock to be issued in connection with the merger of Royal Financial and Finward under the Merger Agreement.  The proposal, having received the affirmative vote virtually or by proxy of holders of a majority of the issued and outstanding shares of Finward common stock, was declared to be duly adopted by the stockholders of Finward.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,152,359	16,759	2,036	0

Proposal 3: Adjournment.  Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy to approve the Merger Agreement or the issuance of Finward’s common shares.  The proposal, having received more votes cast in favor of the proposal than cast against it, was declared to be duly adopted by the stockholders of Finward.  Although Proposal 3 was approved, adjournment of the Special Meeting was not necessary or appropriate because Finward’s stockholders approved the Merger Agreement and shares issuance proposals.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,146,980	17,864	6,310	0

No other matters were considered or voted upon at the Special Meeting.

Item 8.01	Other Events.

On December 13, 2021, the stockholders of Royal Financial approved and adopted the Merger Agreement, providing for the merger of Royal Financial with and into Finward (the “Merger”), with Finward as the surviving corporation.

On December 7, 2021, the Federal Deposit Insurance Corporation approved the proposed merger of Royal Savings Bank, the wholly-owned Illinois state chartered savings bank subsidiary of Royal Financial, with and into Peoples Bank, the wholly-owned Indiana state chartered commercial bank subsidiary of Finward.  In addition, on December 10, 2021, the Federal Reserve Bank of Chicago (“FRB”) approved Finward’s request for a waiver of the requirement that Finward file a formal application for FRB approval of the transactions contemplated by the Merger Agreement.

The closing of the Merger remains subject to various conditions as set forth in the Merger Agreement.  Finward anticipates that the Merger will close during late January 2022.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: the ability to obtain regulatory approvals and meet other closing conditions to the merger; delay in closing the merger; difficulties and delays in integrating Finward’s and Royal Financial’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s and Royal Financial’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Finward or Royal Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: December 13, 2021

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer